SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by Registrant [x]
Filed by a Party other than Registrant[  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[   ]Confidential,  for Use of the Commission Only (as permitted  by  Rule  14a-
6(e)(2))
[x] Definitive Proxy Statement
[  ]Definitive Additional Materials
[  ]Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   PAGES, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


           -----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

---------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

---------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   PAGES, INC.
                              801 94th Avenue North
                         St. Petersburg, Florida  33702

                                 April 22, 1997


Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Pages, Inc. on Friday, May 30, 1997. The meeting will begin at 11:30 a.m. at 801 94th Avenue North, St. Petersburg, Florida.

     Information regarding the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully.

      Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

     We look forward to seeing you in St. Petersburg, Florida on May 30, 1997.

                              Very truly yours,

                              /s/ S. Robert Davis
                              -------------------------
                              S. Robert Davis, Chairman

                                   PAGES, INC.
                              801 94th Avenue North
                         St. Petersburg, Florida  33702

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 30, 1997

To the Stockholders of Pages, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Pages, Inc. (the "Company") will be held at 801 94th Avenue North, St. Petersburg, Florida on May 30, 1997 at 11:30, a.m., Eastern Standard Time, to consider and take action on the following matters:

     1. To elect four Directors to serve on the Board of Directors of the Company for one year and until their successors are duly elected and shall qualify.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on April 21, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders entitled to notice of and to vote at the meeting may be examined at the executive offices of Pages, Inc. at 801 94th Avenue North, St. Petersburg, Florida 33702.

      So that we may be sure your vote will be included, please date, sign and return the enclosed proxy promptly. For your convenience, a postage paid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

      If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.

Dated April 22, 1997                    By Order of the Board of Directors

                                        /s/ Charles R. Davis
                                        -----------------------------------
                                        Charles R. Davis, Secretary

                                   PAGES, INC.

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                           To be Held on May 30, 1997


Summary

      This Proxy Statement is furnished to Stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of Pages, Inc. (the "Company") for use at its Annual Meeting of Stockholders to be held on May 30, 1997 at 11:30 A.M. at the Company's principal executive offices at 801 94th Avenue North, St. Petersburg, Florida 33702, as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders on or about April 22, 1997.

     The Annual Meeting has been called to consider and take action on the election of four Directors to serve on the Board of Directors of the Company for one year and until their successors have been duly elected and shall qualify.

      The close of business on April 21, 1997, has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof (the "Record Date"). The stock transfer books will not be closed.

Solicitation and Revocation of Proxies

      This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof.

      As of the Record Date, there were 6,194,009 of the Company's Common Stock, $.01 par value ("Common Stock") issued and outstanding, (exclusive of 298,713 shares held in treasury). As of the Record Date, all of the present directors and executive officers of the Company, a group of seven persons, owned beneficially 2,399,797 shares of Common Stock. The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the nominees to be elected as Directors named in this Proxy Statement.

     To be elected, the nominees to be selected as Directors named in this Proxy Statement must receive a plurality of the votes cast by the Common Stock entitled to vote. With respect to voting on the election of directors the presence in person or by proxy, of a majority of the issued and outstanding shares of Common Stock constitutes a quorum at the meeting.

      Proxies given by Stockholders for use at the meeting may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the Company in writing or at the meeting or by delivering to the Company a later appointment which supersedes the earlier one. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

     ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED IN SUCH PROXIES. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

      The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

Voting Rights

      Stockholders of record at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof. On the Record Date, the Company had 6,194,009 shares of Common Stock outstanding and entitled to vote on all matters properly brought before the meeting. Each Common Share of record as of the Record Date is entitled to one vote in all matters properly brought before the meeting.

Election of four directors to serve for one year and until their successors have been duly elected and shall qualify.

      The Board of Directors has concluded that the re-election of S. Robert Davis, Juan F. Sotos, M.D. and Robert J. Tierney as Directors is in the best interests of the Company and recommends their election. The Board of Directors has also nominated Randall J. Asmo for a seat on the Board of Directors and recommends his election. The Board of Directors has a conflict of interest with respect to such nominations. Biographical information concerning Messrs. Davis, Asmo, Tierney and Dr. Sotos can be found under "Directors and Executive Officers."

      Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of such nominees will be unable to serve, if such a situation exists prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

      The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above. Unless indicated to the contrary, the enclosed Proxy will be noted "FOR" such nominees.



Directors and Executive Officers

     The following table sets forth certain information concerning the directors and executive officers of the Company.

                                                                   Director or
                                                                    Executive
          Name           Age               Position (1)           Officer Since
----------------------   ----  --------------------------------   ------------
S. Robert Davis (2,3)     58   Chairman of the Board, President,
                               Assistant Secretary, and Director        1990

Charles R. Davis (2)      35   Executive Vice President,
                               Secretary, and Director                  1983

Randall J. Asmo           32   Vice President                           1992

Juan F. Sotos, M.D.(3,4)  69   Director                                 1992

Robert J. Tierney(3,4)    49   Director                                 1992

William L. Clarke         60   Senior Vice President;                   1996
                               Chief Executive Officer and
                               President of Pages Book Fairs

Steven L. Canan           49   Chief Financial Officer and              1997
                               Treasurer

(1) All positions are those held with the Company, except as otherwise indicated.

(2)  S. Robert Davis is the father of Charles R. Davis.

(3)  Member of the Audit Committee

(4)  Member of the Executive Compensation Committee

Executive officers are elected by the Board of Directors and serve until their successors are duly elected and qualify, subject to earlier removal by the shareholders. Directors are elected at the annual meeting of shareholders to serve for one year and until their respective successors are duly elected and qualify, or until their earlier resignation, removal from office, or death. The remaining directors may fill any vacancy in the Board of Directors for an unexpired term.



Business Experience of Directors and Executive Officers

     S. Robert Davis was elected a director and Chairman of the Board in March, 1990, and Assistant Secretary in May, 1992. Prior to his election to the Board of Directors, he served as Assistant to the President from January, 1988, to March, 1990, on a part-time basis. Additionally, during the past five years, Mr. Davis has operated several private businesses involving the developing, sale and/or leasing of real estate but devotes substantially all of his business time to the Company. Mr. Davis is also a director of CA Short Company, a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

     Charles R. Davis became a director of the Company in December, 1983. He was elected as Vice President of the Company in April, 1986, and served as Secretary and Assistant Treasurer of the Company from January, 1984, until April, 1986. In September, 1989, Mr. Davis was again elected Secretary of the Company and, in July, 1991, he was elected Executive Vice President of the Company. In September, 1992, Mr. Davis was elected President of CA Short Company, a subsidiary of the Company that was spun-off to shareholders on December 31, 1996. Additionally, during the past five years, Mr. Davis has operated several private businesses involving the developing, sale and/or leasing of real estate but devotes substantially all of his business time to the Company. Mr. Davis is also a director of CA Short Company, a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

     William L. Clarke was elected Senior Vice President in May, 1996. Shortly before this election, he joined Pages Book Fairs, Inc. as President and Chief Executive Officer. Prior to that time, he was president of Clarke & Associates, a management consulting firm. Mr. Clarke's background also includes twelve years as a partner of Deloitte & Touche LLP and Ernst & Young LLP in their national retail practices.

     Steven L. Canan was elected Chief Financial Officer and Treasurer in February, 1997. Previously, Mr. Canan served as Vice President of Administration for Pages Book Fairs, Inc. Mr. Canan joined Pages Book Fairs in 1988 as its Controller and has held several positions within Pages Book Fairs since that time. Prior to joining Pages Book Fairs, Mr. Canan served in financial positions with Xerox Education Publications, manufacturing companies and Arthur Andersen & Co.

    Randall J. Asmo was elected Vice President in September, 1992. Prior to that time, he served as Assistant to the President from February, 1990 to September, 1992. Additionally, since October, 1987, Mr. Asmo has served as Vice President of Mid-States Development Corp., a privately-held real estate development and leasing company, as Vice President of American Home Building Corp., a privately-held real estate development company, and an officer of several other small business enterprises.

     Juan F. Sotos, M.D. was elected as a director on December 22, 1992. Dr. Sotos has been a Professor of Pediatrics at The Ohio State University College of Medicine since 1962 and also serves as Chief of Endocrinology and Metabolism at Children's Hospital in Columbus, Ohio.

    Robert J. Tierney was elected as a director on October 21, 1992. Dr. Tierney currently serves as the Acting Chairperson of the Ohio State University Department of Education Theory and Practice. Dr. Tierney is also active in education research and has served as a Professor at The Ohio State University since 1984.

Certain Relationships and Related Transactions. In the third and fourth quarters of 1996, the Company made loans in the principal amount of $306,249.44, $380,263.20, and $17,500.00 to Messrs. Robert Davis, Charles Davis and Randall Asmo, respectively relating to their exercise of stock options previously granted by the Company. The loans are due in September 1999. Interest at the rate of 7% per annum is payable only in the event and to the extent that the fair market value of the shares of Company Common Stock at the close of business on September 26, 1999 exceeds the exercise price.

The Board of Directors

      The Company's Bylaws provide that the number of Directors which shall constitute the whole Board of Directors shall be as from time to time determined by resolution of the Board of Directors, but the number shall not be less than three. The Board of Directors currently consists of four members. The Board of Directors held 8 meetings during the fiscal year ended December 31, 1996.

      There are no material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Committees of the Board of Directors

       Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviews the scope of the annual audit, audit fees, and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements. Dr. Sotos, and Messrs. Tierney and S. Robert Davis are members of such Committee. The Committee met 3 times during the fiscal year ended December 31, 1996.

      Executive Compensation Committee. The Executive Compensation Committee approves the compensation for executive employees of the Company. Dr. Sotos, and Mr. Tierney are members of such Committee. The Committee met 5 times during the fiscal year ended December 31, 1996.

      The Company has no nominating committee or any committee performing a similar function.
Stock Ownership

     The shares of Common Stock constitute the only voting securities of the Company. The following table sets forth certain information as of March 13, 1997, with respect to the beneficial ownership of shares of the Company's common stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock, by each director, by the President and each of the Company's four other most highly paid executive officers serving as of December 31, 1996, and by all directors and current executive officers of the Company as a group:

                                           Amount and
                                             Nature
                                          of Beneficial     Percent
Name and Address                           Ownership(1)    of Class(2)

S. Robert Davis                           1,352,262(3)       20.61%
801 94th Avenue North
St. Petersburg, Florida 33702

William L. Clarke                          118,180(4)         1.80%
801 94th Avenue North
St. Petersburg, Florida 33702

Charles R. Davis                           698,906(5)        10.65%
801 94th Avenue North
St. Petersburg, Florida 33702

Randall J. Asmo                             90,276(6)         1.38%
5720 Avery Road
Dublin, Ohio  43016

Juan F. Sotos, M.D.                         69,390(7)         1.06%
4400 Squirrel Bend
Columbus, Ohio 43220

Robert J. Tierney                           14,338(8)         0.22%
4805 Olentangy Blvd.
Columbus, Ohio 43214

Steven L. Canan                             56,445(9)         0.85%
801 94th Avenue North
St. Petersburg, Florida  33702

All   directors  and  current  executive  2,399,797(10)      36.57%
officers  and directors as  a  group
(7 persons)

___________

(1)  Represents sole voting and investment power unless otherwise indicated.

(2) Based on 6,562,389 shares of common stock outstanding as of March 13, 1997, plus, as to each person listed, that portion of the 606,498 unissued shares of common stock subject to outstanding options which may be exercised by such person, and as to all officers and directors as a group, unissued shares of common stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options.

(3) Includes 25,100 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership and includes 50,653 unissued Common Shares as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(4) Includes 115,780 unissued Common Shares as to which Mr. Clarke has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(5) Includes 5,781 shares owned by Mr. Davis' wife and 4,474 shares owned by Mr. Davis' children as to which Mr. Davis disclaims beneficial ownership and includes 50,653 unissued Common Shares as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(6) Includes 67,151 unissued common shares as to which Mr. Asmo has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(7) Includes 11,578 unissued common shares as to which Dr. Sotos, a Director of the Company, has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(8) Includes 11,578 unissued common shares as to which Dr. Tierney, a Director of the Company, has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(9) Includes 56,441 unissued common shares as to which Mr. Canan has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

(10) The number of shares of common stock beneficially owned by all officers and directors as a group includes 363,834 unissued shares of common stock as to which they have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days, 10,255 shares of common stock owned by Mr. Charles Davis' wife and children as to which Mr. Davis disclaims any beneficial ownership, and 25,100 shares of common stock owned by Mrs. S. Robert Davis as to which Mr. Davis disclaims any beneficial ownership.





Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with.

Compensation of Executive Officers and Directors

Director Compensation. Each director who is not an officer of the Company receives a fee of $1,100 for attendance at each Board meeting, a fee of $550 for attendance at each telephonic Board meeting, and a fee of $500 for attendance at each meeting of a Board committee of which he is a member. Directors who are also officers of the Company receive no additional compensation for their services as directors. Mr. Davis' compensation as Chairman of the Board is set forth under "Executive Compensation" below.

      In addition, during fiscal 1996, the Company granted to each of Dr. Sotos and Mr. Tierney, options to purchase 10,000 shares of Company Common Stock at a purchase price of $2.13 per share, which reflected the mean between the bid and asked prices of the Company's Common Stock on the Nasdaq Stock Market on the date of the grant.

Executive Compensation. The following table shows, for the fiscal years ended December 31, 1996, 1995, and 1994, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's President and each of its four other most highly paid executive officers (the "Named Executive Officers") in the principal capacity in which they served:

                                      Summary Compensation Table

                                      Annual Compensation                                 Long-term Compensation
                             -------------------------------------------------------       ----------------------
                                                                                         Number of       Number
Name and                                                                Other Annual      Options       of SAR's
Principal Position             Year          Salary          Bonus      Compensation     Awarded(1)     Awarded(2)
----------------------       --------       --------      ----------    ------------     ---------     ------------
S. Robert Davis,             12/31/96       $167,704          $0          $138,086(3)        0           244,078
Chairman and President       12/31/95       $183,180          $0          $209,368(3)        0              0
                             12/31/94       $185,000          $0             $0              0              0

Richard A. Stimmel,          12/31/96        $41,985          $0          $225,000(4)        0              0
President(4)                 12/31/95       $158,180          $0          $349,719(3)        0              0
                             12/31/94       $160,000          $0             $0              0              0

Charles R. Davis,            12/31/96       $132,315          $0          $134,040(3)        0           122,039
Executive Vice President     12/31/95       $147,896          $0          $103,389(3)        0              0
                             12/31/94       $140,000          $0             $0              0              0

William L. Clarke            12/31/96        $88,346          $0            $166(7)       100,000         51,867
Senior Vice President(5)

Tamara Zeph                  12/31/96        $69,908          $0            $198(7)        25,000            0
Chief Financial Officer(6)   12/31/95        $66,780          $0            $160(7)         6,300            0
                             12/31/94        $57,493          $0            $63(7)            0              0

Steven L. Canan              12/31/96        $87,903          $0            $216(7)       40,000         15,255
Vice President               12/31/95        $77,235          $0            $198(7)        2,500            0
                             12/31/94        $77,214          $0            $95(7)           0              0

Randall J. Asmo              12/31/96        $59,090          $0           $7,891(3)      35,000         30,510
Vice President               12/31/95        $59,090          $0             $0           10,500            0
                             12/31/94        $27,185          $0             $0              0              0

______________
(1) Stock options previously granted to the Named Executive Officers, by their terms, automatically adjust to reflect certain changes in the outstanding Common Shares of the Company, including stock dividends.

(2) Stock Appreciation Rights awarded under executive incentive compensation plan dated October 8, 1996.

(3) Represents the difference between the fair market value of the Common Shares received and the stock option exercise price on the date of exercise.

(4) Mr. Stimmel left the Company in April of 1996. Other annual compensation is cash paid per a severance agreement dated April 17, 1996.

(5) Mr. Clarke was elected Senior Vice President of the Company in May of 1996.

(6) Ms. Zeph left the Company in November of 1996.

(7) Represents life insurance premiums paid for term life insurance provided as part of the health insurance plan provided to employees of PBF generally.

Compensation Committee Interlocks and Insider Participation. Juan F. Sotos, M.D. and Robert J. Tierney served as the Executive Compensation Committee during the last fiscal year. Neither Dr. Tierney nor Dr. Sotos serve or have served as an employee of the Company or any of its subsidiaries. Richard A. Stimmel, previously the Company's President, served until his resignation on the Executive Compensation Committee along with Drs. Tierney and Sotos during the last fiscal year. None of such persons serves on the Board of Directors of any other public company.

Executive Compensation Committee's Report on Executive Compensation. The Executive Compensation Committee (the "Committee") has designed its executive compensation policies to provide incentives to its executives to focus on both current and long-term Company goals, with an overriding emphasis on the ultimate objective of enhancing stockholder value. The Committee has followed an executive compensation program, comprised of cash and equity-based incentives, which recognizes individual achievement and encourages executive loyalty and initiative. The Committee considers equity ownership to be an important factor in providing executives with a closer orientation to the Company and its stockholders. Accordingly, the Committee encourages equity ownership by its executives through the grant of options to purchase Common Stock. Similarly, the Committee believes the Company's Employee Stock Purchase Plan encourages employees to build a meaningful stake in the Company, further aligning their interests with those of the stockholders.

    The Company believes that providing attractive compensation opportunities is necessary to assist the Company in attracting and retaining competent and experienced executives. Base salaries for the Company's executives, and the executives employed by the Company's subsidiaries, have historically been established on a case-by-case basis by the Board of Directors, based upon current market practices and the executive's level of responsibility, prior experience, breadth of knowledge, and salary requirements. Since its appointment in March, 1993, the Committee has carried forward those policies. The base salaries of executive officers have historically been reviewed annually by the Board of Directors and are now reviewed annually by the Committee. Adjustments to such base salaries have been made considering: (a)
historical compensation levels; (b) the overall competitive environment for executives; and (c) the level of compensation necessary to attract and retain executive talent. Stock options have historically been awarded upon hiring, promotion, or based upon merit considerations. As the value of a stock option is directly related to the market price of the Company's Common Stock, the Board of Directors believes the grant of stock options to executives encourages executives to take a view toward the long-term performance of the Company. Other benefits offered to executives are generally the same as those offered to the Company's other employees.

    The Committee utilizes the same policies and considerations enumerated above with respect to compensation decisions regarding the Chairman of the Board and President, S. Robert Davis. Mr. Davis' 1996 base salary was determined primarily by reference to historical compensation, scope of responsibility, and the Company's desire to retain his services. The Committee believes its compensation policies with respect to its executive officers promote the interests of the Company and its Stockholders through current motivation of the executive officers coupled with an emphasis on the Company's long-term success.
                                  Executive Compensation Committee
                                       Juan F. Sotos, M.D.
                                       Robert J. Tierney

Option/SAR Grants in Past Fiscal Year. The following table sets forth certain information with respect to options and stock appreciation rights granted to the Named Executive Officers during the last fiscal year.


                             Number of     Percent of
                            Securities        Total
                            Underlying    Options/SARs                                  Grant Date
   Name and Principal      Options/SARs    Granted to     Exercise or    Expiration    Present Value
        Position              Granted     Employees in    Base Price        Date
                                           Fiscal Year
-----------------------     ------------   ------------   -----------     ----------    ----------
S. Robert Davis               244,078          30.3%          $2.13         11/99         $226,993
Chairman of the
Board and President

Charles R. Davis              122,039          15.2%          $2.13         11/99         $113,496
Executive Vice
President

Tamara Zeph                    25,000           3.1%          $2.38         5/02         $  17,000
Chief Financial
Officer

Randall J. Asmo                30,510           3.8%          $2.13         11/99       $  28,375
Vice President                 20,000           2.5%          $1.75         7/02        $  26,200
                               15,000           1.9%          $2.38         5/02        $  10,200

William L. Clarke              51,867           6.4%          $2.13         11/99       $  48,236
Senior Vice President          25,000           3.1%          $1.75         7/02        $  32,750
                               75,000           9.3%          $2.38         5/02        $  51,000

Steven Canan                   15,255           1.9%         $2.13          11/99       $  14,187
Vice President                 15,000           1.9%         $2.38          5/02        $  10,200
                               25,000          3.1%          $2.125         11/02       $  23,375



Aggregated Option Exercises and Fiscal Year-End Option/SAR Values. The following table sets forth certain information with respect to options exercised during fiscal 1996 by the Named Executive Officers and with respect to unexercised options and SARs held by such person at the end of fiscal 1996.


                                                                                      Value of Unexercised
                         Shares                                                      In-the-Money Options/
                       Acquired on                     Number of Unexercised           SARs at Year End(1)
                                         Value        Options/SARs at Year End
                                                     ---------------------------   --------------------------
Name                    Exercise       Realized      Exercisable   Unexercisable  Exercisable   Unexercisable
--------------------   ----------     ---------      -----------   ------------   ------------  -------------
William L. Clarke              -            -            151,867             -       $131,986            -
S. Robert Davis          419,122     $138,086            287,828             -       $226,993            -
Charles R. Davis         491,365     $134,040            165,789             -       $113,496            -
Randall J. Asmo           15,625     $  7,891             88,510             -       $ 69,560            -
Steven L. Canan                -            -             64,005             -       $ 48,807            -

______________

(1) The value of unexercised in-the-money options at year end represents the difference between the closing sale price on the Nasdaq National Market of the Common Stock on December 31, 1996, and the exercise price of each option multiplied by the number of shares covered by the option.


Performance Graph.      The following line graph compares the yearly  change  in
the Company's total return to its Stockholders as compared to total return of the Center for Research in Securities Prices Total Return Index for the NASDAQ Stock Market (U.S.) and the Standard & Poors Publishing Group, assuming a common starting point of 100 for the five-year period from December 31, 1991 to December 31, 1996. Total stockholder return for the Company, as well as for the Indexes, was determined by adding (a) the cumulative amount of dividends for a given year (assuming dividend reinvestment), and (b) the difference between the share price at the beginning and at the end of the year, the sum of which is then divided by the share price at the beginning of such year.



Year Ending           Pages, Inc.     S&P Publishing     NASDAQ
                                      500 Index          Composite
----------------      ------------    -------------    ------------
Dec 31, 1990           100             100              100
Dec 31, 1991           147.37          123.14           157.26
Dec 31, 1992           326.32          143.80           181.97
Dec 31, 1993           565.79          182.57           208.03
Dec 31, 1994           236.84          175.89           202.97
Dec 31, 1995            85.53          226.67           285.26
Dec 31, 1996           171.05          229.64           349.88



Independent Public Accountants

      The accounting firm of Deloitte & Touche LLP, Tampa, Florida, is the Company's principal auditor and accountant for the year ended December 31, 1996. The Company has not selected an auditor and accountant for the next fiscal year. Management expects that a representative of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders. The Deloitte & Touche representative will be afforded an opportunity to make a statement at the meeting if desired and is expected to be available to respond to appropriate questions.


Annual Report

      The 1996 Annual Report, which includes financial statements was mailed to each shareholder receiving this Proxy Statement.

     The Company will provide, without charge, to any person receiving a copy of this Proxy Statement, upon written or oral request of such person, by first class a copy of the Company's Annual Report on Form 10-K and 10-K/A for the year 1996, including the financial statements and the financial statement schedules thereto. Such requests should be addressed to S. Robert Davis, Chairman, Pages, Inc., 801 94th Avenue North, St. Petersburg, Florida 33702.


Other Proposed Action

      The Board of Directors does not intend to bring any other matters before the meeting nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

Stockholder Proposals and Submission

      If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall be presented to the Company's management prior to December 24, 1997.

                                   PAGES, INC.
                              801 94th Avenue North
                         St. Petersburg, Florida  33702

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 30, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints S. Robert Davis and Randall J. Asmo, and each of them, proxies, with full power of substitution in each of them, in the name, place, and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Pages, Inc. on May 30, 1997, at 11:30, A. M. Eastern Standard Time, or at any adjournment thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matter:

1.   Election of Directors

[  ]  For all nominees listed below (except as marked to the contrary below)
[  ]  Withhold Authority to vote for all nominees listed below

                        S. Robert Davis, Randall J. Asmo
                   Juan F. Sotos, M.D., and Robert J. Tierney

          (Instruction:  To withhold authority to vote for any nominee, write that nominee's name in the space below.
                     Do not mark "Withhold Authority" above
       unless you intend to withhold authority to vote for all nominees.)


                        _________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

This proxy will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted FOR the election of directors as set forth in the Proxy Statement.

                                   Dated: ________________, 1997

                                   ___________________________
                                   Signature


                                   ___________________________
                                   Signature if held jointly